UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2021

OMNIA WELLNESS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-211986	98-1291924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 18th Street

Suite 3000

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 325-3738

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Agreement.

The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 11, 2021, Omnia Wellness Inc. (the “Company”) received funding in the original principal amount of $146,200 (the “PPP Loan”) pursuant to the federal Paycheck Protection Program (the “PPP”) under the Coronavirus Aid, Relief and Economic Security Act, as amended from time to time (the “CARES Act”), which is administered by the U.S. Small Business Administration (the “SBA”). The PPP Loan was funded by Cache Valley Bank (the “Bank”) pursuant to the terms of a Promissory Note (the “Note”), dated as of February 11, 2021. The PPP Loan bears interest at 1% per annum and matures two years from the date of disbursement of funds under the PPP Loan. Interest and principal payments under the PPP Loan will be deferred for a period of six months. After the initial six-month deferral period, if the PPP Loan is not forgiven as described below, the Company will be obligated to repay the total outstanding balance remaining due under the PPP Loan, including principal and interest, pursuant to the repayment terms established by the Bank. The Company is permitted to prepay or partially prepay the PPP Loan at any time subject to the conditions described in the Note.

Under the terms of the CARES Act, PPP loan recipients can apply for, and be granted, forgiveness for all or a portion of loans granted under the PPP. Such forgiveness will be determined, subject to limitations and ongoing rulemaking by the SBA, based on the use of loan proceeds. The Company is determining to what extent some or all of the PPP Loan will be forgiven under the CARES Act. The Company can give no assurance that it will obtain forgiveness of the PPP Loan in whole or in part.

The PPP Loan contains certain covenants which, among other things, restrict the Company’s use of the proceeds of the PPP Loan to retain workers and maintain payroll or make mortgage interest payments, lease payments, and utility payments. The Company intends to use the PPP Loan for some or all of the purposes permissible under the CARES Act.

The foregoing is a brief description of the Note and the material terms of the Note and is qualified in its entirety by reference to the full text of the Note, which is included as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
10.1	Promissory Note, dated February 11, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 20, 2021

OMNIA WELLNESS INC.

By:	/s/ Steve Howe
Name:	Steve Howe
Title:	Executive Chairman